SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Apr-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-02             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Apr-03   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Apr-03
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Apr-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Apr-03

DISTRIBUTION SUMMARY

Class   Orig Bal       Beg Bal         Prin        Rate           Int
 A-1  315,500,000    312,630,089    6,656,320    1.79500%       483,231
 A-2  210,750,000    209,615,604    1,400,680    1.77500%       320,392
A-IO  273,650,000    271,567,761        0        6.69500%      1,627,879
 M-1  36,000,000     36,000,000         0        2.30500%       71,455
 M-2  20,500,000     20,500,000         0        3.20500%       56,577
 M-3   9,400,000      9,400,000         0        3.40500%       27,562
 B-1  18,750,000     18,750,000         0        4.55500%       73,544
 B-2   7,850,000      7,850,000         0        5.55500%       37,550
 B-3   6,250,000      6,250,000         0        5.60500%       30,166
  X   625,000,050    620,995,694        0                          0
  R       50              0             0        1.77500%          0
Total 625,000,050    620,995,694    8,057,000                  2,728,356

Class     Loss        Total Dist    Int Short     End Bal
 A-1      N/A         7,139,550         0      305,973,770
 A-2      N/A         1,721,072         0      208,214,924
A-IO      N/A         1,627,879         0      267,378,121
 M-1      0.00         71,455           0       36,000,000
 M-2      0.00         56,577           0       20,500,000
 M-3      0.00         27,562           0       9,400,000
 B-1      0.00         73,544           0       18,750,000
 B-2      0.00         37,550           0       7,850,000
 B-3      0.00         30,166           0       6,250,000
  X       N/A             0             0      614,106,763
  R       N/A             0             0           0
Total     0.00       10,785,355         0      612,938,694

AMOUNTS PER $1,000 UNIT


Class    Cusip           Prin          Int         Total
 A-1   22541NYZ6     21.09768469   1.53163420  22.62931889
 A-2   22541NZA0     6.64616954    1.52024498   8.16641452
A-IO   22541NZB8     0.00000000    5.94876415   5.94876415
 M-1   22541NZD4     0.00000000    1.98486111   1.98486111
 M-2   22541NZE2     0.00000000    2.75986098   2.75986098
 M-3   22541NZF9     0.00000000    2.93208298   2.93208298
 B-1   22541NZG7     0.00000000    3.92236107   3.92236107
 B-2   22541NZH5     0.00000000    4.78347261   4.78347261
 B-3   22541NZJ1     0.00000000    4.82652800   4.82652800
  X    22541NYY9     0.00000000    0.00000000   0.00000000
  R    22541NZC6     0.00000000    0.00000000      0.00

        Interest
     Carry-forward
Class    Amount        End Bal
 A-1  0.00000000    969.80592666
 A-2  0.00000000    987.97117063
A-IO  0.00000000    977.08065381
 M-1  0.00000000    1000.00000000
 M-2  0.00000000    1000.00000000
 M-3  0.00000000    1000.00000000
 B-1  0.00000000    1000.00000000
 B-2  0.00000000    1000.00000000
 B-3  0.00000000    1000.00000000
  X   0.00000000    982.57074235
  R   0.00000000     0.00000000

                                     GROUP 1      GROUP 2        TOTAL
Principal Distributions:
Beginning Balance*                 364,371,202  221,328,769     585,699,971
     Scheduled Principal               258,274      178,529         436,804
     Prepayments (Incls Curtail)     4,880,080    1,222,295       6,102,374
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remittance      5,138,354    1,400,824       6,539,178
     Net Realized Losses                     0            0               0
Ending Balance                     359,232,848  219,927,945     579,160,793
Ending Count                             2,614        1,263           3,877

Aggregate End Coll Bal             366,438,824  247,667,939     614,106,763

Ending Overcollateralization Amount                               1,168,069

Prefunding Account:
Beginning Balance                   51,569,941   62,753,764     114,323,705
Subsequent Transfer                 44,366,628   34,980,458      79,347,086
Added to available cert prin            (2,663)      33,312          30,649
Amount in Prefund Acct               7,205,977   27,739,994      34,945,970

Interest Distributions:
Sched Int - Net Serv Fee & lpmi      2,340,953    1,309,904       3,650,858
Less RAIS                                    0            0               0
Less NPPIS                                   0            0               0
                                     2,340,953    1,309,904       3,650,858
Capitalized Interest Account:
Beginning Balance                                                   472,183
less: Cap Int Require                   29,513      113,790         143,303
less: W/draw Overfund Int Amt to Depositor                          328,880
Ending Balance                                                            0

Servicing Fee                          151,821       92,220         244,042
Trustee Fee                              1,215          738           1,952
Credit Risk Manager Fee                  5,314        3,228           8,541
LPMI                                         0           41              41


Current Advances as of determination date                         1,026,315
Outstanding Advances  (end of prior calendar month)                 505,450

Has Fairbanks failed the Termination Test                                 NO


Delinquency Information
     30-59 days delinquent         60-89 days delinquent
         Count              Balance   Count          Balance
Grp 1     47             6,552,017      3           483,228
Grp 2     21             2,616,485      4           373,674
Total     68             9,168,502      7           856,902
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     90 or more days delinquent
         Count              Balance
Grp 1      0                     0
Grp 2      2               431,902
Total      2               431,902
*Note:  Do not include loans in 4close, bankruptcy, or REO.

     Outstanding Loans
         Count              Balance
Grp 1    2,614         359,232,848
Grp 2    1,263         219,927,945
Total    3,877         579,160,793

     Foreclosure
Grp 1    Count              Balance
Grp 2      4               345,326
Total      2               208,750
           6               554,076
     Bankruptcy
         Count              Balance
Grp 1      8             1,239,346
Grp 2      2               299,377
Total     10             1,538,723

                   REO
         Count              BalanceMarket Value
Grp 1      0                     0           0
Grp 2      0                     0           0
Total      0                     0           0

# of Loans for which Prepay Prems were collected                         20
Prin Bal of Loans for which Prepay Prems were collected           3,138,436
Current amount of Prepayment Premiums                               112,758

Current Delinquency Rate (60+days)                                  0.55065%
Rolling Three Month Delinquency Rate (60+days)                      0.43440%

Number of Loans Repurchased                                               0
Principal Balance of Loans Repurchased                                    0

Realized Losses incurred during the related Due Period                    0
Cumulative Realized Losses since Startup Day                              0

Weighted Average Term to Maturity of Mortgage Loans                     350
Weighted Average Gross Coupon of Mortgage Loans                     7.98000%
Weighted Average Net Coupon of Mortgage Loans                       7.45822%

Aggregate number of Mortgage Loans in the pool                        3,877

Insured Payment on Class As                                               0

Senior Enhancement Percentage                                      15.91084%

Net Excess Spread                                                   2.14423%

Deposit to Basis Risk Reserve Fund                                        0
Basis Risk Reserve Fund Balance                                       5,000

Interest Rate Cap Account
     Beginning Balance                                                    0
     Deposits                                                             0
     Withdrawals                                                          0
     Ending Balance                                                       0
     Target Amt for the preceding Dist Date                       9,375,001




     SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA as Trustee